                                              January  1998


                    MONTHLY SERVICER'S CERTIFICATE
                       ADVANTA NATIONAL BANK

                   ADVANTA CREDIT CARD MASTER TRUST
                   ------------------------------------


The undersigned, a duly authorized representative of Advanta National Bank (the "Bank") (formerly known as Advanta National Bank USA) as Servicer pursuant to the Amended and Restated Pooling and Servicing
Agreement dated as of April 1,1992 (the "Agreement"), by and between the Bank, as Seller and Servicer and The Chase Manhattan Bank, as Trustee, (the "Trustee") does hereby certify as follows:

   1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement:
      provided that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this certificate is delivered. This certificate is delivered pursuant to subsection 3.04(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

   2. The Bank is as of the date hereof the Servicer under the Agreement

   3. The undersigned is a Servicing Officer.

   4. The date of this Certificate is a Determination Date under the Agreement.

   5. The aggregate amount of Collections processed
      for the preceding Monthly Period for this
      Payment Date is equal to                         $168,696,480.79

   6. The aggregate amount of such Collections allocated to Principal Receivables for the preceding Monthly Period for this Payment Date was equal to:


            Series 1993-2      $43,341,941.82
            Series 1993-4      $43,341,941.82

   7. The aggregate amount of such Collections allocated to Finance
      Charges Receivables for the preceding Monthly Period for this Payment Date was equal to:


            Series 1993-2       $6,339,514.70
            Series 1993-4       $6,339,514.70

   8. The aggregate amount of such Collections allocated to Finance Charge Receivables that constitute Recoveries on Defaulted Accounts for this preceding Monthly Period for this Payment Date was equal to:


            Series 1993-2         $206,591.94
            Series 1993-4         $206,591.94

   9. The aggregate amount of such Collections of Finance Charge Receivables that constitute Interchange Fees for the preceding Monthly Period for this Payment Date was equal to:


            Series 1993-2         $666,666.67
            Series 1993-4         $583,333.33

   10. The aggregate amount of drawings, if any, under the Enhancement for each Series required to be made on the next succeeding
       Distribution Date is equal to:


            Series 1993-2               $0.00
            Series 1993-4               $0.00

   11. The amount of the Monthly Investor Servicing Fee required to be paid on the next succeeding Payment Date for each Series is equal to:


            Series 1993-2         $666,666.67
            Series 1993-4         $666,666.67

   12. The aggregate sum of all amounts payable to Investor
       Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor Interest is equal to:


            Series 1993-2       $2,146,833.33
            Series 1993-4       $2,154,166.67

   13. The aggregate sum of all amounts payable to Investor
       Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor Principal is equal to:


            Series 1993-2               $0.00
            Series 1993-4               $0.00

   14. The Enhancement Amount for each Series as of the close of business on the following Payment Date, after giving effect to all deposits, drawings and transfers, will be equal to:


            Series 1993-2      $52,000,000.00
            Series 1993-4      $52,000,000.00

   15. The existing aggregate Deficit Controlled Amortization Amount for each Series was equal to:


            Series 1993-2               $0.00
            Series 1993-4               $0.00

   16. The average Net Portfolio Yield for the three preceding
       Monthly Periods was 13.61%

   17. The average Base Rate for each Series for the three preceding Investor Interest Periods was equal to:


            Series 1993-2       8.05%
            Series 1993-4       8.07%

   18. The Investor Percentage for each Series of Collections allocated to Finance Charge Receivables for the Preceding Monthly Period was equal to:


            Series 1993-2      40.33%
            Series 1993-4      40.33%

   19. The Investor Percentage for each Series of Collections allocated to Principal receivables for the Preceding Monthly Period was equal to:


            Series 1993-2      40.33%
            Series 1993-4      40.33%

   20. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to Section 5.02(a) of the Agreement.

   21. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the Servicer under the Agreement has occurred or is continuing except as follows: [set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default: if applicable, insert "None"]....None

   22. As of the date hereof no Liquidation Event or Rapid Amortization Event has been deemed to have occurred for Monthly Period for this Payment Date.

   23. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables.

   In witness whereof, the undersigned has duly executed and delivered this certificate this February 11, 1998.


   ADVANTA NATIONAL BANK (formerly known as Advanta National Bank USA) as Servicer

                         /s/ MICHAEL COCO
                        -------------------------
                     By:     Michael Coco
                             Vice President

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................            $15,616,792.67
  (b)  60-89 days: ....................             $9,501,139.16
  (c)  90-119 days: ...................             $7,897,239.90
  (d)  120-149 days: ..................             $6,359,662.35
  (e)  150-179 days: ..................             $5,221,274.28
  (f)  180 or more days: ..............             $1,637,990.80
                                                 ----------------
                          TOTAL                    $46,234,099.16






          ADVANTA NATIONAL BANK (formerly known as Advanta National Bank USA), as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                               January  1998



              MONTHLY CERTIFICATEHOLDER'S STATEMENT

                    ADVANTA NATIONAL BANK
      -------------------------------------------------------

                ADVANTA CREDIT CARD MASTER TRUST
                       Series 1993-2
----------------------------------------------------------------------


Under the Amended and Restated Master Pooling and Servicing Agreement, dated as of April 1, 1992, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, (the "Agreement") by and between Advanta National Bank (the "Bank")
(formerly known as Advanta National Bank USA) as Seller and Servicer, and
The Chase Manhattan Bank as Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series
1993-2 and the performance of the Advanta Credit Card Master Trust
("the Trust") during the previous Monthly Period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly
Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.02(a) of the Agreement and additional information specific to the Series 1993-2 Certificates is set forth below in accordance with section 4.2 of the Series 1993-2 Supplement to the Agreement.
Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-2. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date
     per $1,000 original principal amount of the
     Investor Certificates                                    5.367083

2. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount
     of the Investor Certificates                             0.000000

3. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 original principal amount of the
     Investor Certificates                                    5.367083

4.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in
     respect of the Investor Certificates               $50,554,715.13

5.   The aggregate amount of Collections of Principal
     Receivables processed during the prior Monthly Period
     and allocated in Investor Certificates             $43,341,941.82

6. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Investor Certificates             $6,339,514.70

7.   The Investor Charged-Off Amount for the prior Monthly
     Period is                                           $2,669,169.13

8.   The aggregate amount of the Reduction Amounts for
     Series 1993-2 for the Monthly Period is                    $0.00

9    The aggregate amount of the Reduction Amounts for
     Series 1993-2 reimbursed on such Payment Date is            $0.00

10.  The amount of the Monthly Investor Servicing Fee
     for the prior Monthly Period is                             $0.00

11.  The Pool Factor as of the end of the last day
     of the prior Monthly Period is                              1.00

12.  The amount, if any, by which the outstanding principal
     balance of the Investor Certificates exceeds the Investor
     Amount as of the end of the day on the Record Date with
     respect to such Payment Date (after giving effect
     to any activity on such Payment Date) is                    $0.00

13.  The Investor Amount after giving effect to any
     payments on such Payment Date is                  $400,000,000.00

14.  The Cash Collateral Guaranty Amount as of the close
     of business on the Payment Date is                 $52,000,000.00

15.  The amount by which the Net Portfolio Yield for such Monthly
     Period exceeds the Base Rate for the related Investor
     Interest Period                                              5.19%

16. The aggregate existing Carryover Controlled Amortization Amount with Period exceeds respect to Series 1993-2 (after giving
     effect to any activity on such Payment Date) is             $0.00

17.  The Investor Percentage with respect to
     Principal Receivables is                                   40.33%
     and with respect to Finance Charge Receivables is          40.33%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................            $15,616,792.67
  (b)  60-89 days: ....................             $9,501,139.16
  (c)  90-119 days: ...................             $7,897,239.90
  (d)  120-149 days: ..................             $6,359,662.35
  (e)  150-179 days: ..................             $5,221,274.28
  (f)  180 or more days: ..............             $1,637,990.80
                                                 ----------------
                          TOTAL                    $46,234,099.16






          ADVANTA NATIONAL BANK (formerly known as Advanta National Bank USA), as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                                 January 1998



                MONTHLY CERTIFICATEHOLDER'S STATEMENT

                      ADVANTA NATIONAL BANK
         ------------------------------------------------------

                   ADVANTA CREDIT CARD MASTER TRUST
                            Series 1993-4
     ---------------------------------------------------------------


Under the Amended and Restated Master Pooling and Servicing Agreement, dated as of April 1, 1992, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified (the "Agree-ment") by and between Advanta National Bank (the "Bank") (formerly known as Advanta National Bank USA) as Seller and Servicer, and The Chase Manhattan
Bank as Trustee (the "Trustee"). The Bank as servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1993-4 and the performance of the Advanta Credit Card Master Trust (the "Trust") during the previous Monthly Period. The information which is required to be pre-pared with respect to the distribution on the February 17, 1998, Payment
Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to Series 1993-4 Certificates is set forth below in accordance with section 4.2 of the Series 1993-4 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-4. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of the Investor Certificates   5.385417


2. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of
     the Investor Certificates                                0.000000

3.   The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 original principal amount of
     the Investor Certificates                                5.385417

4.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect
     of the Investor Certificates                       $50,471,381.79

5.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated
     in respect of the Investor Certificates            $43,341,941.82

6. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Investor Certificates             $6,339,514.70

7.   The Investor Charged-Off Amount for the prior
     Monthly Period is                                   $2,669,169.13

8.   The aggregate amount of the Reduction Amounts for Series 1993-4
     for the Monthly Period is                                   $0.00

9    The aggregate amount of the  Reduction Amounts for Series 1993-4
     reimbursed on such Payment Date is                          $0.00

10.  The amount of the Monthly Investor Servicing Fee for
     the prior Monthly Period is                                 $0.00

11.  The Pool Factor as of the end of the last day of
     the prior Monthly Period is                                  1.00

12. The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to
     such Payment Date (after giving effect to any activity
     on such Payment Date) is                                    $0.00

13.  The Investor Amount after giving effect to any
     payments on such Payment Date is                  $400,000,000.00

14.  The Invested Amount after giving effect to
     payments on such Payment Date is                  $400,000,000.00

15.  The Pre-Funded Amount after giving effect to payments
     on such Payment Date is                                     $0.00

16.  The Cash Collateral Guaranty Amount as of the close
     of business on the Payment Date is                 $52,000,000.00

17.  The amount by which the Net Portfolio Yield for such
     Monthly Period exceeds the Base Rate for the related
     Investor Interest Period                                    4.92%

18.  The aggregate existing Carryover Controlled Amortization
     Amount with respect to Series 1993-4 (after giving
     effect to any activity on such Payment Date) is             $0.00

19.  The Investor Percentage with respect to
     Principal Receivables is                                   40.33%
     and with respect to Finance Charge Receivables is          40.33%

DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................            $15,616,792.67
  (b)  60-89 days: ....................             $9,501,139.16
  (c)  90-119 days: ...................             $7,897,239.90
  (d)  120-149 days: ..................             $6,359,662.35
  (e)  150-179 days: ..................             $5,221,274.28
  (f)  180 or more days: ..............             $1,637,990.80
                                                 ----------------
                          TOTAL                    $46,234,099.16






          ADVANTA NATIONAL BANK (formerly known as Advanta National Bank USA), as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President